UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	MARCH 31, 2012

Item 1. Report to Stockholders.

FPA Capital Fund, Inc.

Annual Report

March 31, 2012

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the fiscal year ended March 31, 2012. Your Fund's net asset value (NAV) per share closed at $45.11. No distributions from net investment income or from capital gains were made during the year.

The following table shows the average annual total return for several different periods ended on that date for the Fund calculated at net asset value (NAV) and net of the maximum sales charge of 5.25% of the offering price. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost and prior performance does not guarantee future results. Additional performance information is provided on page 6.

	Periods Ended March 31, 2012 Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	25 Years	6/30/1984 Inception
FPA Capital Fund, Inc. (NAV)*	-3.28%	4.92%	8.90%	10.49%	13.24%	13.79%	15.01%
FPA Capital Fund, Inc.** (Net of Sales Charge)	-8.36%	3.80%	8.32%	10.09%	12.94%	13.54%	14.79%
Lipper Mid-Cap Value Fund Average	0.10%	0.97%	6.42%	8.62%	10.37%	N/A	N/A
Russell 2000	-0.18%	2.13%	6.45%	7.46%	8.77%	8.24%	9.61%
Russell 2500	1.33%	3.03%	7.49%	8.94%	10.25%	9.86%	11.45%
Standard & Poor's 500 Stock Index	8.54%	2.01%	4.12%	6.10%	8.59%	8.95%	11.75%

The Fund's six-month total return calculated at NAV for the period ended March 31, 2012 was 23.12%. This compares with total returns of 27.19% for the Lipper Mid-Cap Value Fund Average, 29.83% for the Russell 2000, 29.40% for the Russell 2500 and 25.90% for the S&P 500. For the calendar year ended 2011, these same comparisons were 0.89% for FPA Capital Fund at NAV, -4.60% for the Lipper Mid-Cap Value Fund Average, -4.18% and -2.51% for the Russell 2000 and 2500, respectively, and 2.11% for the S&P 500.

Commentary

Your Fund underperformed its benchmarks in the first quarter of 2012. There were a number of stocks that substantially appreciated in the quarter, but the portfolio's cash position held back the overall performance. We have written many times in the past, and will continue to mention in the future, that our absolute value investment strategy can lag the stock market indices when they are not only rising rapidly, but also richly valued.

As we mentioned last year when we exhibited strong outperformance, our objective is to generate superior returns over a full cycle, during which we expect to experience periods of underperformance. We are constantly assessing the risk-to-reward ratio of the portfolio's investments, and as stocks appreciate — all else being equal — the risk-to-reward ratios become less attractive. Hence, in order to protect against permanent impairment of capital, our strategy requires that we trim back or sell positions when stocks reach fair or premium valuations, based on our view of normalized revenues and profit margins.

With most of the major indices exhibiting strong gains in the quarter, it is clear investors are feeling more bullish on the U.S. economy and corporate profits. This bullishness translates into the high price-to-earnings ratio (P/E) that

  *  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown.

  **  Reflects deduction of the maximum sales charge of 5.25% of the offering price.

investors are paying for companies today. For example, the P/E ratio for the Russell 2000 and 2500 rose from 23.0x and 20.2x, respectively, at the end of 2011, to current levels of 25.2x and 22.6x. These are very high multiples, exacerbated by the fact that profit margins are near all-time highs. Your Fund currently has a weighted average P/E of approximately 13x. Remember, our fishing hole for potential investments includes only small-to-mid capitalization companies, not the large mega-cap companies like Apple, Exxon, or Wal-Mart, which today are relatively cheaper than smaller companies.

The top three performers in the quarter were Federated Investors (FII), Veeco Instruments (VECO), and Western Digital (WDC), appreciating 48%, 38%, and 34%, respectively. Federated, which closed the quarter at $22.41, is an investment advisory firm that is among the largest managers of money-market funds with over $285 billion in assets under management. FII also manages over $75 billion in fixed income and equity assets. We purchased our initial stake in FII last year as the stock declined from the low $20s to the mid-teens. As the ten-year U.S. Treasury interest rate dropped below 2%, investors became increasingly concerned about FII's ability to generate reasonable profits in a protracted, low-interest rate environment. Our investment thesis is that eventually short-term interest rates will rise from their historically low levels, and FII will be a beneficiary when that occurs. In the meantime, FII pays an annual dividend of $0.96 per share, which implies a yield of approximately 5.25%.

Veeco Instruments is another new investment for your Fund and one that we purchased last year in the mid-to-low $20s. VECO, which closed the quarter at $28.60, manufactures equipment used to produce high-brightness Light-Emitting Diodes (LEDs) for TVs and general lighting. VECO has roughly 45% global market share of the tools used to produce LEDs. VECO declined from over $57 to under $25 last year as investors worried about an oversupply of tools and the potential decline in the company's profitability. We acknowledge the oversupply of tools, but believe the rapid adoption of LEDs for general lighting will absorb most of the excess capacity by the end of next year, if not sooner. Of course we can never have complete certainty about the future, but our analysis suggests that the company can earn over $2.50 in a normal environment, and coupled with the $12 of net cash on the balance sheet we can envision VECO trading back toward the $50 range in the future.

Unlike the former two new investments, Western Digital has been in the portfolio since 2007, when we initially purchased the stock in the mid teens. We aggressively added to the position during the financial crisis, when the stock traded as low as $10. WDC, which closed at $41.39, along with Seagate Technology, dominates the Hard Disk Drive (HDD) business. WDC has roughly 40% market share of an approximately 700 million unit world-wide market. During the first quarter, WDC closed its deal to purchase Hitachi's HDD business for $4.8 billion. We believe this deal will add substantial earnings and free cash flow to the company over the next couple of years. Consensus earnings estimates for the combined company recently were increased to over $8 for WDC's fiscal (June) year end 2013.

A couple of stocks that did not perform well in the quarter were InterDigital (IDCC) and Baker Hughes (BHI), which declined 20% and 13.8%, respectively. IDCC continued its slide from late last year as investors remain concerned about the company's ability to enforce its essential wireless patents and collect the appropriate amount of royalties. We believe all wireless handset manufacturers will eventually be required to pay IDCC royalties, but it may take a while for the company to legally prevail in the federal courts and with the International Trade Commission. BHI suffered due to investors concerns about the company's potential profit decline in its North American pressure-pumping business. There have been substantial capacity additions in the North American market for pressure-pumping services due to the large demand for fracking shale oil and gas reservoirs. However, natural gas prices in the U.S. have declined to roughly $2.00/mcf and, thus, many exploration and production companies are curtailing their drilling activity in largely dry gas basins, such as the Haynesville basin in east Texas and Louisiana. We sold a substantial amount of BHI at higher prices and are satisfied holding it at current prices.

Outlook

As is evidenced in our portfolio commentary along with certain key pieces written by our partners, we remain concerned about the economy and the sustainability of corporate earnings at these record levels. Consistent with our disciplined investment approach, we will not pay up for companies. Rather, we will patiently wait and prepare our investment analysis on companies until such time that their price represents what we believe to be attractive entry levels. Detailed below are some of the reasons we maintain such a cautious stance.

We believe that a key driver behind the strength in the U.S. stock market and to a certain extent the economy is the unprecedented government spending and loose monetary policy. This spending can continue at current levels for some time, but will then have to recede because the servicing of the debt levels will become too high. Excess government spending and lax monetary policy have contributed to the current record profit margins across public corporations. We view these abnormally high profit margins as unsustainable. Valuations, in general, are not attractive should reversion occur, in particular for small- to mid-cap stocks. This translates into a below normal amount of investment targets being generated by our screening process.

We have been concerned about the elevated corporate profit margins for some time now. A recent paper by James Montier from GMO titled "What Goes Up Must Come Down!" provides insightful data on how high U.S. corporate profit margins are currently. A highlight from the National Income and Product Accounts, NIPA, shows that U.S. corporate profit margins are at a postwar high, or just north of 10%. The average over the last sixty years has been 6%. There were long periods when margins were below 6%. For example, for the twenty-five year period starting 1970, margins moved between 4% and 6%. Current margins are clearly abnormally high. The only other time the margins were above 8% was 2004-2006. Every time in the past, when the margins have gotten close to or gone above 8%, they have mean-reverted to below 6%. The most recent reversion occurred in 2008-2009, when margins came down from over 8% to around 5%. The NIPA margins are more elevated than the S&P 500 margins, which also have averaged 6% over the last 40 years, but are currently at 7.8%. Our expectation is that over time, we will see margins move back towards historic averages.

If we are right and margins begin to revert back to the mean, there is the potential for a 20-40% decline in profits from current levels, depending on whether we use NIPA or the S&P 500. Should real sales growth average 3% per year over the next decade, a margin decline to 6% would eliminate most of this sales growth, leaving only the dividend as the real return. The end result could be worse than this. Using James Montier's analysis of the S&P 500, which includes a P/E multiple compression from current levels of 16 to the long-term average of 14, along with a margin decline from 7.8% for the S&P 500 to the long-run level of 6%, offset by a 3% real sales increase and a 2.4% dividend yield, produces a zero real return for the S&P 500 over the next seven years.

A zero real return for the S&P 500 over the next seven years could mean even worse returns for the small/mid cap indices. As previously mentioned, the Russell 2000 and 2500 indices are currently at 25.2x and 22.6x trailing earnings vs. the S&P 500 at 16.2x. This means small/mid cap stocks are anywhere from 40-55% more expensive on trailing earnings than the S&P 500, providing little margin of safety should profit margins revert to their long-term mean. This compares to our Fund's P/E on trailing earnings of approximately 13x, showing the valuation advantage your Fund currently has versus small/mid cap stocks in general.

Another way of examining valuations is to look at the 10-year moving average of earnings. This method shows a P/E ratio of 24x for the S&P 500 compared to 16x for the last twelve months. This is another indication of how far trailing earnings are above normal. Analyst forecasts for 2012 to 2013 have S&P 500 margins continuing to increase from current elevated levels, which we don't think is likely. Not surprisingly, our screens are qualifying a below normal number of candidates. Our core screen recently qualified 105 stocks, which is below the mean of around 200 over the last 25 years.

In the introduction, we asserted that the current strength in the stock market, and to some degree the economy, was due to unprecedented government spending and loose monetary policy. The previously mentioned NIPA and flow of funds analysis by James Montier indicates that a meaningful portion of 2011 U.S. profits were driven by deficit spending, to which we subscribe. Going forward, increased investment may offset a future decline in deficit spending, but for that to happen we would need a strong economic recovery, which we see as less likely from here. Deficits cannot stay at these levels for long, and once cuts come into effect, we expect them to have a decidedly negative impact on profits and stock prices.

We estimate that with the expiration of tax cuts, unemployment benefits, reduced payroll deductions and health care cost increases, a fiscal drag of 3-3.5% of GDP could impact the economy in 2013. Unless Congress and the President act to reduce or remove this fiscal drag it will negatively hit the economy. The expiration of the Bush tax cuts account for about half of the drag. The other half would be comprised of the 2% payroll tax cut, the unemployment insurance benefits and the Budget Control Act Sequester. A drag anywhere close to this magnitude is not in the profit estimates for 2013 nor in current valuations.

Europe continues to add uncertainty around the global recovery. We do not purport to have an edge when looking at the European situation. Clearly Spain is a big issue, considering its size, debt levels and anemic growth prospects. John Mauldin in his March letter provides some interesting data on Spain. Unemployment is at 23%, which is higher than Greece, and more than half of the under-25 population is not working. The unemployment in the under-25 age group has tripled over the last four years. Spain had a housing bubble far greater than the U.S. There could be 1.5 million unfinished or unsold residential units. With a population of 46 million, that's 3.3% unfinished or unsold units per capita. Comparing this to 2.4 million homes in the U.S. or 0.75% per capita, Spain has 4.4x the amount of unsold homes. Consumers and businesses are also under pressure to improve their balance sheets with Spanish private debt at 220% of GDP. At the same time, the government is looking to increase taxes, reduce spending, or both, to bring the deficit down. Not surprisingly, 10-year Spanish government bonds are selling for 6.07% versus 10-year German government bonds at 1.72%, a spread of 4.35%. This is not what the Spanish signed up for when they joined the Euro; they were looking for interest rates more in line with German rates.

The other peripheral countries in the EU — Portugal, Ireland, Italy and Greece — are also faced with weak economies and a number of issues like Spain. These countries are not competitive with German industry at current cost levels. The Bank Credit Analyst estimates that the peripheral countries require an average real exchange-rate depreciation of 20% to regain competitiveness and eliminate their current account deficits. For Greece and Portugal the number is over 30%. The money from the ECB, EU and IMF has reduced the immediate need to restructure, but it has not eliminated it to regain competitiveness.

We have continued to reduce risk in the portfolio over the past couple of years by selling stocks as they have reached or exceeded their fair values. We have trimmed our oil and gas exploration holdings by almost two thirds, and reduced our oil service holdings aggressively as well — cash has been growing as a result. These two sectors are still number two and three in size after the technology sector despite our reductions. Our oil service, oil and gas exploration and technology sectors represent almost three quarters of our equity investments. We continue to have high confidence in our investments across these sectors due to their exposure to global demand growth, as opposed to solely relying on U.S. growth which we, as discussed, believe will lag. In addition to this, we like our oil exposure because it is a real asset that should provide a store of value, should monetary inflation become a problem down the road.

We thank you for your continued support and trust during these challenging times.

Respectfully submitted,

Dennis M. Bryan
Co-Chief Executive Officer and Portfolio Manager

Rikard B. Ekstrand
Co-Chief Executive Officer and Portfolio Manager

April 23, 2012

Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA Capital Fund, Inc. vs. Russell 2500, Russell 2000, S&P 500 and Lipper Mid-Cap Value Fund Average from April 1, 2002 to March 31, 2012

Past performance is not indicative of future performance. Current performance may be higher or lower than the performance data shown above. The Fund's most recent month-end performance can be obtained online at www.fpafunds.com. The Russell 2500 and 2000 Indexes consist of the 2,500 and 2,000 smallest companies, respectively, in the Russell 3000 total capitalization universe. These indexes are considered measures of small-to mid-capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial service companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large-capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Mid-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Capital Fund, Inc., with an ending value of $22,234 reflects deduction of the current maximum sales charge of 5.25% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $23,466. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

PORTFOLIO SUMMARY

March 31, 2012
(Unaudited)

Common Stocks	67.8%
Technology	22.6%
Oil Field Services	17.8%
Oil & Gas Exploration	10.8%
Industrial Products	7.0%
Retailing	5.2%
Healthcare	1.9%
Basic Materials	1.2%
Financial	1.2%
Business Services & Supplies	0.1%
U.S. Treasuries	16.8%
Short-Term Investments	9.5%
Other Assets and Liabilities, Net	5.9%
Net Assets	100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended March 31, 2012
(Unaudited)

	Shares
NET PURCHASES
Common Stocks
DeVry Inc. (1)	53,600	shs
Helmerich & Payne, Inc. (1)	179,500	shs
Interdigital, Inc.	428,542	shs
Newfield Exploration Company	12,012	shs
Oshkosh Corporation	21,874	shs
VEECO Instruments Inc.	239,200	shs
Western Digital Corporation	93,300	shs
NET SALES
Common Stocks
Amerigroup Corporation	70,200	shs
Arrow Electronics, Inc.	111,600	shs
Atwood Oceanics, Inc.	278,300	shs
Avnet, Inc.	122,700	shs
Cimarex Energy Co.	43,700	shs
Ensco PLC	250,000	shs
Foot Locker, Inc.	995,816	shs
Patterson-UTI Energy, Inc.	438,000	shs
Rosetta Resources, Inc.	171,200	shs
Rowan Companies, Inc.	6,800	shs
Signet Jewelers Ltd	162,500	shs
SM Energy Company	18,000	shs
Trinity Industries, Inc.	366,900	shs

(1) Indicates new commitment to portfolio

PORTFOLIO OF INVESTMENTS

March 31, 2012

COMMON STOCKS	Shares	Value
TECHNOLOGY — 22.6%
Arris Group, Inc.*	602,800	$6,811,640
Arrow Electronics, Inc.*	2,120,600	89,001,582
Avnet, Inc.*	2,332,000	84,861,480
Interdigital, Inc.	519,700	18,116,742
VEECO Instruments Inc.*	464,900	13,296,140
Western Digital Corporation*	2,016,100	83,446,379
		$295,533,963
OIL FIELD SERVICES — 17.8%
Atwood Oceanics, Inc.*	422,200	$18,952,558
Baker Hughes Incorporated	428,772	17,982,698
Ensco PLC	1,650,800	87,376,844
Helmerich & Payne, Inc.	179,500	9,684,025
Patterson-UTI Energy, Inc.	735,300	12,713,337
Rowan Companies, Inc.*	2,627,200	86,513,696
		$233,223,158
OIL AND GAS EXPLORATION — 10.8%
Cabot Oil & Gas Corporation	189,800	$5,916,066
Cimarex Energy Co.	186,000	14,037,420
Newfield Exploration Company*	645,312	22,379,420
Rosetta Resources, Inc.*	1,541,100	75,144,036
SM Energy Company	341,900	24,196,263
		$141,673,205
INDUSTRIAL PRODUCTS — 7.0%
Oshkosh Corporation*	1,266,900	$29,354,073
Trinity Industries, Inc.	1,886,128	62,147,917
		$91,501,990
RETAILING — 5.2%
Foot Locker, Inc.	1,126,400	$34,974,720
Signet Jewelers Ltd	692,500	32,741,400
		$67,716,120
HEALTHCARE — 1.9%
Amerigroup Corporation*	372,900	$25,088,712
BASIC MATERIALS — 1.2%
Reliance Steel & Aluminum Co.	275,308	$15,549,396
FINANCIAL — 1.2%
Federated Investors, Inc.	678,600	$15,207,426

PORTFOLIO OF INVESTMENTS

March 31, 2012

COMMON STOCKS — Continued	Shares or Principal Amount	Value
BUSINESS SERVICES & SUPPLIES — 0.1%
DeVry Inc.	53,600	$1,815,432
TOTAL COMMON STOCKS — 67.8% (Cost $468,547,002)		$887,309,402
U.S. TREASURIES — 16.8%
U.S. Treasury Bill — 0.045% 6/21/12	$50,000,000	$49,993,000
U.S. Treasury Bill — 0.070% 7/26/12	170,000,000	169,954,100
TOTAL U.S. TREASURIES (Cost $219,956,996)		$219,947,100
TOTAL INVESTMENT SECURITIES — 84.6% ($688,503,998)		$1,107,256,502
SHORT-TERM INVESTMENTS — 9.5%
Federal Home Loan Bank (Discount Note) — 0.06% 04/06/12	$30,000,000	$29,999,850
Chevron Corporation — 0.08% 04/09/12	20,000,000	19,999,644
Federal Home Loan Bank (Discount Note) — 0.04% 04/27/12	9,269,000	9,268,732
Federal Home Loan Mortgage Corporation (Discount Note) — 0.04% 05/03/12	65,000,000	64,997,689
TOTAL SHORT-TERM INVESTMENTS (Cost $124,265,915)		$124,265,915
TOTAL INVESTMENTS — 94.1% (Cost $812,769,913)		$1,231,522,417
Other assets and liabilities, net — 5.9%		77,622,367
TOTAL NET ASSETS — 100.0%		$1,309,144,784

*  Non-income producing securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012

ASSETS
Investments at value:
Investment securities — at market value (identified cost $688,503,998)	$1,107,256,502
Short-term investments — at amortized cost (maturities of 60 days or less)	124,265,915	$1,231,522,417
Cash		879
Receivable for:
Investment securities sold	$80,000,000
Accrued interest	400,000
Capital Stock sold	331,547	80,731,547
		$1,312,254,843
LIABILITIES
Payable for:
Capital Stock repurchased	$1,976,566
Advisory fees and financial services	853,810
Accrued expenses and other liabilities	279,683	3,110,059
NET ASSETS		$1,309,144,784
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 29,021,921 shares		$290,219
Additional paid-in capital		871,239,319
Accumulated net realized gain on investments		18,862,742
Unrealized appreciation of investments		418,752,504
NET ASSETS		$1,309,144,784
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$45.11
Maximum offering price per share (100/94.75 of per share net asset value)		$47.61

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended March 31, 2012

INVESTMENT INCOME
Dividends		$6,071,911
Interest		1,556,888
		$7,628,799
EXPENSES
Advisory fees	$8,410,251
Financial services	1,286,192
Transfer agent fees and expenses	747,579
Directors' fees and expenses	88,077
Custodian fees and expenses	88,059
Reports to shareholders	67,491
Audit and tax fees	46,425
Registration fees	44,378
Insurance	32,016
Legal fees	15,321
Other expenses	23,611	10,849,400
Net investment loss		$(3,220,601)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$654,665,429
Cost of investment securities sold	562,672,889
Net realized gain on investments		$91,992,540
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of year	$556,631,968
Unrealized appreciation at end of year	418,752,504
Change in unrealized appreciation of investments		(137,879,464)
Net realized and unrealized gain (loss) on investments		$(45,886,924)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(49,107,525)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2012		Year Ended March 31, 2011
CHANGE IN NET ASSETS
Operations:
Net investment loss	$(3,220,601)		$(1,904,778)
Net realized gain on investments	91,992,540		71,711,726
Change in unrealized appreciation of investments	(137,879,464)		273,383,708
Change in net assets resulting from operations		$(49,107,525)		$343,190,656
Capital Stock transactions: Proceeds from Capital Stock sold	$101,494,107		$55,527,712
Cost of Capital Stock repurchased*	(146,275,265)	(44,781,158)	(144,398,584)	(88,870,872)
Total change in net assets		$(93,888,683)		$254,319,784
NET ASSETS
Beginning of year		1,403,033,467		1,148,713,683
End of year		$1,309,144,784		$1,403,033,467
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		2,302,779		1,399,402
Shares of Capital Stock repurchased		(3,360,917)		(3,994,488)
Change in Capital Stock outstanding		(1,058,138)		(2,595,086)

*  Net of redemption fees of $89,897 and $45,008 for the years ended March 31, 2012 and March 31, 2011, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended March 31,
	2012	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of year	$46.64	$35.16	$20.25	$36.84	$44.28
Income from investment operations:
Net investment income (loss)	$(0.11)	$(0.06)	$(0.07)	$0.30	$0.62
Net realized and unrealized gain (loss) on investment securities	(1.42)	11.54	15.01	(14.51)	(3.38)
Total from investment operations	$(1.53)	$11.48	$14.94	$(14.21)	$(2.76)
Less distributions:
Dividends from net investment income	—	—	$(0.03)	$(0.41)	$(0.67)
Distributions from net realized capital gains	—	—	—	(1.97)	(4.01)
Total distributions	—	—	$(0.03)	$(2.38)	$(4.68)
Redemption fees	— *	— *	— *	— *	— *
Net asset value at end of year	$45.11	$46.64	$35.16	$20.25	$36.84
Total investment return**	(3.28)%	32.65%	73.84%	(39.05)%	(6.45)%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$1,309,145	$1,403,033	$1,148,714	$765,770	$1,812,340
Ratio of expenses to average net assets	0.84%	0.87%	0.86%	0.93%	0.88%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.16)%	(0.20)%	0.92%	1.46%
Portfolio turnover rate	15%	8%	19%	18%	18%

*  Rounds to less than $0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 2012

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium- or smaller-sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

NOTE 3 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

NOTES TO FINANCIAL STATEMENTS

Continued

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at March 31, 2012 were as follows:

Undistributed Ordinary Income	—
Undistributed Net Realized Gains	$18,862,742

The Fund did not pay any distributions for the fiscal years ended March 31, 2012 and 2011.

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $650,916,826 for the year ended March 31, 2012. Realized gains or losses are based on the specific identification method.

The cost of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) held at March 31, 2012, for federal income tax purposes was $688,503,998. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2012, for federal income tax purposes was $422,811,005 and $4,058,501, respectively resulting in net unrealized appreciation of $418,752,504. As of and during the year ended March 31, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before March 31, 2009 or by state tax authorities for years ended on or before March 31, 2008.

During the year ended March 31, 2012, the Fund reclassified $5,125,379 of net investment losses from Accumulated Net Investment Losses to Additional Paid-in-Capital to align financial reporting with tax reporting.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Investment Advisory Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended March 31, 2012, the Fund paid aggregate fees of $87,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 5 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the year ended March 31, 2012, the Fund collected $89,897 in redemption fees, which amounts to less than $0.01 per share.

NOTE 6 — Distributor

For the year ended March 31, 2012, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $8,879 in net Fund share sales commissions after reallowance to other dealers. The Distributor

NOTES TO FINANCIAL STATEMENTS

Continued

pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith by, or under the direction of, the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2012:

	Level 1(3)	Level 2(3)	Level 3(3)	Total
Common Stocks(1)	$887,309,402	—	—	$887,309,402
U.S. Treasuries	—	$219,947,100	—	219,947,100
Short-Term Investments(2)	—	124,265,915	—	124,265,915
	$887,309,402	$344,213,015	—	$1,231,522,417

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Level 1 and Level 2 during the year ended March 31, 2012. Additionally, there were no transfers into or out of Level 3 during the year ended March 31, 2012.

NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 8 — New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-03 "Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements." The ASU 2011-03 is intended to improve financial reporting of repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem the financial assets before their maturity. In May 2011, the FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. These new pronouncements are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact these pronouncements may have on the Fund's financial statements.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA CAPITAL FUND, INC.

We have audited the accompanying statement of assets and liabilities of FPA Capital Fund, Inc. (the "Fund"), including the portfolio of investments, as of March 31, 2012, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Capital Fund, Inc. as of March 31, 2012, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
May 11, 2012

SHAREHOLDER EXPENSE EXAMPLE

March 31, 2012

(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2011	$1,000.00	$1,000.00
Ending Account Value March 31, 2012	$967.20	$1,020.80
Expenses Paid During Period*	$4.08	$4.20

*  Expenses are equal to the Fund's annualized expense ratio of 0.83%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2012 (183/366 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (76)*	Director & Chairman† Years Served: 14	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7

Thomas P. Merrick – (75)*	Director† Years Served: 3	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7

Alfred E. Osborne, Jr. – (67)*	Director† Years Served: 12	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (69)*	Director† Years Served: 6	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	5	Ocean Conservancy and The Motion Picture and Television Fund

Allan M. Rudnick – (71)*	Director† Years Served: 2	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	4

Robert L. Rodriguez – (63)	Director† Portfolio Manager Years Served: 28	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (50)	Co-Chief Executive Officer & Portfolio Manager Years Served: 16	Partner of the Adviser since 2006. Formerly, Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Rikard B. Ekstrand – (47)	Co-Chief Executive Officer & Portfolio Manager Years Served: 4	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.

Eric S. Ende – (67)	Vice President Years Served: 27	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (51)	Treasurer Years Served: 15	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: 17	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (57)	Secretary Years Served: 29	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (45)	Assistant Treasurer Years Served: 6	Vice President and Controller of the Adviser since 2005.

Michael P. Gomez – (26)	Assistant Vice President Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Ste. A
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2011 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr. and Patrick B. Purcell, each of whom is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designees’ duties, obligations or liability as compared to each of their duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

	2011	2012
(a) Audit Fees	$39,000	$39,250
(b) Audit Related Fees	-0-	-0-
(c) Tax Fees	$7,150	$7,850
(d) All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) – (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) – (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) – (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)           Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.  Not Applicable.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.  Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ RIKARD B. EKSTRAND
Rikard B. Ekstrand, Co-Chief Executive Officer
(Principal Executive Officer)

Date:       May 18, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ RIKARD B. EKSTRAND
Rikard B. Ekstrand, Co-Chief Executive Officer
(Principal Executive Officer)

Date:       May 18, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:       May 18, 2012